UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

WECAST NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Building B4, Tai Ming International Business Court,

Tai Hu Town, Tongzhou District, Beijing, China 101116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On May 19, 2017, Wecast Network, Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with certain investors, including officers, directors and other affiliates of the Company (the “Investors”), pursuant to which the Company issued and sold to the Investors, in a private placement, an aggregate of 727,273 shares of the common stock of the Company, par value $0.001 per share (the “Common Stock”), for $2.75 per share, or a total purchase price of $2.0 million. The Subscription Agreement contains customary representations, warranties and covenants. Investors in the private placement included Lan Yang, the wife of the Company’s chairman Bruno Wu, and China Telenet Ventures Limited, an entity owned and controlled by Sean Wang, a member of the Company’s Board of Directors.

The foregoing description of the Subscription Agreement is not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 3.02. Unregistered Sales of Equity Securities.

The information pertaining to the sale of shares of the Common Stock discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

Item 8.01	Other Events.

On May 25, 2017, the Company issued a press release announcing the entry into of the Subscription Agreement, among other items. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WECAST NETWORK, INC.

Date: May 25, 2017	By:	/s/ Bing Yang
Bing Yang
Chief Executive Officer